Exhibit 99.1

Contacts: Alan Hilowitz (Media) Starbucks Coffee Company +1-206-318-7100 press@starbucks.com	JoAnn DeGrande (Investors) Starbucks Coffee Company +1-206-318-7118 investorrelations@starbucks.com	Suzanne DuLong Green Mountain Coffee Roasters, Inc. +1-802-882-2100 Suzanne.DuLong@gmcr.com

Starbucks Corporation and Green Mountain Coffee Roasters, Inc.

Enter Into Strategic Manufacturing, Marketing, Distribution and Sales Relationship

Starbucks to be the Exclusive Licensed Super-Premium Coffee Brand

Produced by GMCR for the Keurig Single-Cup Brewing System

SEATTLE and WATERBURY, Vt. – March 10, 2011 – Starbucks Corporation (NASDAQ: SBUX), the world’s premier roaster, marketer and retailer of specialty coffees, and Green Mountain Coffee Roasters, Inc. (GMCR) (NASDAQ: GMCR), a leader in specialty coffee and single-serve brewing systems, today announced a strategic relationship for the manufacturing, marketing, distribution and sale of Starbucks® and Tazo® tea branded K-Cup® portion packs for use in GMCR’s Keurig® Single-Cup brewing system. The new relationship will provide owners of Keurig Single-Cup Brewers with the additional choice afforded by having Starbucks branded super-premium coffees available for their brewers, and furthers Starbucks stated goals of expanding its presence in premium single-cup coffee, making its premium coffees conveniently available to consumers whenever, wherever and however they want it.

Starbucks is the exclusive, licensed super-premium coffee brand produced by GMCR for the Keurig Single-Cup brewing system. Starbucks and GMCR plan to make Starbucks K-Cup portion packs available through food, drug, mass, club, specialty and department store retailers throughout the U.S. and Canada beginning in the fall of 2011. The companies expect to expand Starbucks K-Cup portion pack and Keurig Single-Cup Brewing System distribution to Starbucks stores and to make Starbucks K-Cup portion packs available through GMCR’s consumer-direct websites: www.greenmountaincoffee.com and www.keurig.com, and Starbucks consumer-direct website: www.starbucks.com beginning in 2012.

“Today’s announcement is a win for Starbucks, a win for GMCR and most importantly a win for consumers who want to enjoy Starbucks coffee with Keurig Single-Cup brewing system,” said Howard Schultz, president, ceo and chairman, Starbucks Corporation. “Our research shows that more than 80 percent of current Starbucks customers in the U.S. do not yet own a single-cup brewer and our relationship will enable Starbucks customers to enjoy perfectly brewed Starbucks® coffee at home, one quality cup at a time.”

“We are proud to be the exclusive super-premium licensed coffee brand produced by GMCR for the Keurig Single-Cup Brewing system, and are looking forward to working with our colleagues at GMCR to further accelerate growth in single-serve coffee,” added Jeff Hansberry, president, Starbucks Consumer Products Group.

“This relationship is yet another example of GMCR’s strategy of aligning with the strongest coffee brands to support a range of consumer choice and taste profiles in our innovative Keurig Single-Cup Brewing system,” said Lawrence J. Blanford, GMCR president and CEO. “Starbucks loyal consumers will soon be able to choose, brew and enjoy their favorite Starbucks coffee in their own homes through the quality, convenience and consistent preparation of the Keurig Single-Cup Brewing system.”

Overall coffee category growth in the U.S. last year was driven primarily by single-cup coffee sales of nearly $2 billion*. Starbucks expanded its presence in the category last year through the introduction of Starbucks VIA® Ready Brew. The introduction of Starbucks coffee and Tazo tea K-Cup portion packs reflects Starbucks strategy of continuing to grow its presence in single-cup coffee, and enables Starbucks to better and more conveniently serve its global customers wherever they are and however and whenever they want their Starbucks coffee.

GMCR’s Keurig Single-Cup brewers for in-home and office use utilize patented, innovative brewing and single-cup technology to deliver a fresh-brewed, perfect cup of coffee, tea, or cocoa every time at just the touch of a button. Brewers with Keurig Brewed® technology were the top five selling coffeemakers in the U.S. on a dollar basis for the period of October through December 2010 and represented an estimated 49 percent of total coffeemaker dollar sales for that period according to The NPD Group.

*	Source: Combined data from Euromonitor, Nielsen, Starbucks internal data and GMCR filings

About Starbucks Corporation

Since 1971, Starbucks Corporation (NASDAQ: SBUX) has been committed to ethically sourcing and roasting the highest quality arabica coffee in the world. Today, with stores around the globe, the company is the premier roaster and retailer of specialty coffee in the world. In addition to its Starbucks retail stores, the company produces a wide range of branded consumer products globally, including ready-to-drink beverages, packaged coffees and premium ice creams. The company’s brand portfolio features Starbucks Coffee, Tazo Tea, Seattle’s Best Coffee and Torrefazione Italia Coffee, enabling Starbucks to appeal to a broad consumer base. For more information, please visit us online at www.starbucks.com.

Starbucks Corporation Forward-Looking Statements

Certain statements contained herein are not based on historical fact and are “forward-looking statements” within the meaning of the applicable securities laws and regulations. Generally, these statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on information available to Starbucks as of the date hereof, and Starbuck’s actual results or performance could differ materially from those stated or implied, due to risks and uncertainties associated with its business. These risks and uncertainties include: evolving understanding of the definition of and consumer preference for super-premium coffee; continued growth in the single-serve sector of the coffee industry and market acceptance of Starbucks coffee in that sector; the ability of Starbucks to accelerate its growth in the single-serve sector; continued consumer success of the Keurig Single-Cup Brewing System, including successful distribution of the System through Starbucks stores; the potential introduction of super-premium coffee by new market entrants including on the Keurig Single-Cup brewing system; the long-term success of the strategy to make portion packs available through various U.S. and Canadian retailers, including Starbucks stores and GMCR’s consumer-direct website; and the risk factors disclosed in the most recent Annual Report on Form 10-K, which Starbucks filed with the Securities and Exchange Commission on November 22, 2010. Forward-looking statements reflect management’s analysis as of the date of this release. Starbucks does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.

About Green Mountain Coffee Roasters, Inc.

As a leader in specialty coffee and coffee makers, Green Mountain Coffee Roasters, Inc. (NASDAQ: GMCR), is recognized for its award-winning coffees, innovative brewing technology, and socially responsible business practices. GMCR’s operations are managed through three business units. The Keurig business unit is comprised of Keurig, Incorporated, a wholly owned subsidiary of GMCR. Keurig is a pioneer and leading manufacturer of gourmet single-cup brewing systems for both at-home and away-from home use, predominantly in North America. The Specialty Coffee business unit produces, markets and sells coffee, tea, hot cocoa and other beverages in a variety of packaging formats, including K-Cup® portion packs for Keurig Single-Cup Brewers. The Canadian business unit produces, markets and sells coffees in K-Cup portion packs and other packaging formats and is responsible for managing the Van Houtte business as well as the grocery channel for all GMCR coffee brand sales in Canada. GMCR supports local and global communities by offsetting 100% of its direct greenhouse gas emissions, investing in sustainably-grown coffee, and allocating at least five percent of its pre-tax profits to socially and environmentally responsible initiatives.

GMCR routinely posts information that may be of importance to investors in the Investor Relations section of its website, including news releases and its complete financial statements, as filed with the SEC. The Company encourages investors to consult this section of its website regularly for important information and news. Additionally, by subscribing to the Company’s automatic email news release delivery, individuals can receive news directly from GMCR as it is released. For more information, please visit www.GMCR.com.

GMCR Forward-Looking Statements

Certain statements contained herein are not based on historical fact and are “forward-looking statements” within the meaning of the applicable securities laws and regulations. Generally, these statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward looking statements made by GMCR in this press release include: Starbucks loyal consumers will soon be able to choose, brew and enjoy their favorite Starbucks coffee in their own homes through the quality, convenience and consistent preparation of the Keurig Single-Cup Brewing System. These statements are based on information available to the Company as of the date hereof; and GMCR’s actual results or performance could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risk factors disclosed in its Annual Report on Form 10-K, which GMCR filed with the Securities and Exchange Commission on December 9, 2010. Forward-looking statements reflect management’s analysis as of the date of this release. The Company does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.

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